                               FIRST AMENDMENT TO LEASE

     This First Amendment to Lease ("Amendment") is made as of the 10th day of December, 1996 between Ogden Business Park, a Washington Joint Venture ("Lessor"), and Bow-Flex of America, Inc. ("Lessee").

                                       RECITALS

     A. Lessor (successor-in-interest to Christensen Group, Inc.) and Lessee executed that certain Lease Agreement September 16, 1992, with the term beginning May 1, 1992 (the "Lease"), with respect to certain premises located in the OGDEN BUSINESS PARK, in the City of Vancouver, Clark County, Washington which are more particularly described in the Lease (the "Premises").

     B. Lessee has asked Lessor to extend the term of the Lease, provide for an additional lease extension option, and consent to Lessee making certain alterations to the Premises at Lessee's sole cost and expense. Lessor is willing to grant such requests, provided that the parties make certain other amendments to the Lease.

     NOW, THEREFORE, for and in consideration of the covenants contained herein, the parties agree as follows:

                                      AGREEMENT

     1.   DEFINITIONS.   Terms used herein shall have the same meanings as
provided therefor in the Lease unless otherwise expressly provided herein or unless the context otherwise requires.

     2. AMENDMENTS TO LEASE. The Lease is hereby amended in the following respects only:

     2.1  LEASE TERM.    The first sentence of Section 1.4 of the Lease is
hereby deleted and the following is substituted therefor:

          The term of this Lease shall commence on May 1, 1992 and end on April 30, 2002 unless earlier terminated hereunder.

     2.2  OPTION TO EXTEND.   Sections 1.5 and 1.6 are hereby added to the Lease
following Section 1.4 as follows:

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          SECTION 1.5.   OPTION TO EXTEND.   Lessee shall have the option to
     extend the Lease term for five (5) additional years, beginning May 1, 2002 and ending on April 30, 2007 (the "Option Period"), provided
     Lessee (a) notifies Lessor in writing of its intention to exercise its option to extend no later than October 31, 2001 and (b) Lessee is not then in default, has not been in material default during the Lease term, nor is in default at the commencement of the Option Period, under the terms of the Lease.

          SECTION 1.6. OPTION PERIOD TERMS. The same terms and conditions of this Lease applicable to the initial Lease term shall be applicable in the Option Period, except that at the commencement of the Option Period, the monthly rent will be the greater of (i) the adjusted monthly rental rate in effect as of September 1, 2001 or (ii) the monthly "fair market" rental rate for the Premises as determined in Lessor's sole discretion ("May 2002 Rent") and thereafter such rent will be adjusted on September 1 of each year as set forth in Section
     2.2 of the Lease. In no event shall the rent, as subsequently adjusted, be less than the May 2002 Rent, and for purposes of such adjustments, the reference in the second paragraph of Section 2.2 to "the sum set forth in Paragraph 2 hereof" is hereby amended to reference "the May 2002 Rent." At Tenant's written request at any time after August 31, 2001, Lessor will notify Lessee of the monthly "fair market" rental rate that it has determined will apply to the Premises as of May 1, 2002.

          2.3  RENT ADJUSTMENT.    The parties hereby clarify the intended
meaning of the first sentence of the second paragraph of Section 2.2 by amending it to read as follows:

          Such adjustments shall be made so that the rent payable hereunder each month during the next adjustment interval shall bear the same relationship to the sum set forth in Paragraph 2 hereof as the Consumer Price Index, U.S. City Average, of the Bureau of Labor Statistics of the U.S. Department of Labor (U.S. Index Of All Items for All Urban Consumers - 1982-84 equals 100) (sometimes referred to herein as the "Index") as of the date of the adjustment bears to the Index as of

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     the base date. For all adjustments prior to September 1, 1997, the base year or base date shall be May 1, 1992, for adjustments on September 1, 1997 through September 1, 2001, the base year or base date shall be May 1, 1997, and for adjustments during the Option Period, the base year or base date shall be May 1, 2002.

     2.4  RENT BEGINNING MAY 1, 1997.   Effective May 1, 1997, the first
sentence of Section 2.1 is hereby amended to read as follows:

          During the term hereof, Lessee shall pay to Lessor, without deduction or offset by Lessee, rent for the Premises in the sum of Four Thousand Nine Hundred Ninety-One Dollars ($4,991.00) per month.

     2.5  COMMON AREA EXPENSES.     Effective May 1, 1997, the last sentence in
Section 2.1 and the phrase "including common area charges" in the fourth sentence of Section 2.2 are hereby deleted.

     2.6   ALTERATIONS BY LESSEE.    Subject to the requirements of Section
3.6 of the Lease, Lessee, at Lessee's sole cost and expense, may remodel and/or expand the office area of the Premises ("Office Expansion Improvements"). Prior to commencement of any work relating to the Office Expansion Improvements, Lessee must obtain Lessor's written approval of plans, specifications, and elevations, as applicable. Lessor agrees not to charge an office rental surcharge for such Office Expansion Improvements. Notwithstanding language to the contrary in Section 3.6 of the Lease, at the end of the Lease term, in Lessor's sole discretion, Lessor may require Lessee to remove any or all of the Office Expansion Improvements and restore the Premises to their condition prior to installation of the Office Expansion Improvements, all at Lessee's sole cost and expense.

     3.   NO OTHER CHANGES.   All other provisions, terms and conditions of
the Lease, except as expressly set forth in this Amendment, shall remain unmodified and shall otherwise continue in full force and effect as written.

     4.   EFFECTIVE DATE.     Except as expressly otherwise set forth herein,
the provisions of this Amendment are effective on the date set forth above.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                              LANDLORD:     OGDEN BUSINESS PARK,
                                            a Washington joint venture


                                            By:   WINMAR COMPANY, INC.,
                                                  its Venturer


                                            By   /s/ Eddie L. Hendrikson
                                                 ------------------------------
                                            Its   President
                                                -------------------------------


                                            By  /s/ Dean F. Henry
                                               --------------------------------
                                            Its   Sr. Vice President
                                                  -----------------------------


                                            By:   CHRISTENSEN GROUP, INC.
                                                  its Venturer


                                            By  /s/ D.H. Christensen
                                               --------------------------------
                                            Its  President
                                                -------------------------------


                              TENANT:       BOW-FLEX OF AMERICA, INC.

                                             /s/ Rod W. Rice
                                            -----------------------------------
                                            Its:  CFO
                                                 ------------------------------

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STATE OF WASHINGTON   )
                      )ss.
COUNTY OF KING        )

     I certify that I know or have satisfactory evidence that Eddie L. Hendrikson and Dean F. Henry are the persons who appeared before me, and said persons acknowledged that they signed this instrument, on oath stated that they were authorized to execute the instrument and acknowledged it as the President and Senior Vice Pres., respectively, of WINMAR COMPANY, INC., the corporation acting as venturer of OGDEN BUSINESS PARK, the joint venture that executed the within and foregoing instrument, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument; and on oath stated that they were duly elected, qualified and acting as said officers of the corporation and that they were authorized to execute said instrument on behalf of the corporation and that the seal affixed, if any, is the corporate seal of the corporation, and that the corporation was authorized to execute said instrument on behalf of the joint venture.

     Dated:    [illegible], 1996
                                        /s/ Diane Bogue
                                        ---------------------------------------
        [SEAL]                          Print Name: DIANE BOGUE
                                        NOTARY PUBLIC in and for the State of
                                        Washington, residing at Bellevue
                                        My commission expires:   4/20/98

STATE OF WASHINGTON    )
                       ) ss.
COUNTY OF CLARK        )

     I certify that I know or have satisfactory evidence that D.H. Christensen is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of CHRISTENSEN GROUP, INC., the corporation acting as venturer of OGDEN BUSINESS PARK, the joint venture that executed the within and foregoing instrument, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument; and on oath stated that he was duly elected, qualified and acting as said officers of the corporation and that he was authorized to execute said instrument on behalf of the corporation and that the seal affixed, if any, is the corporate seal of the corporation, and that the corporation was authorized to execute said instrument on behalf of the joint venture.

Dated: 1-16-97

                                        /s/ Marian Gross
                                      --------------------------------
     [SEAL]                           Print Name: MARIAN GROSS
                                      NOTARY PUBLIC in and for the State
                                      of Washington, residing at Vancouver, WA
                                      My commission expires: 11-19-99

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF CLARK      )

     I certify that I know or have satisfactory evidence that Rod W. Rice is the person who appeared before me, and said person acknowledged that [he/she] signed this instrument, on oath stated that [he/she] was authorized to execute the instrument and acknowledged it as the CFO of BOW-FLEX OF AMERICA, INC. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 1-27-97

                                         /s/ Randi R. Christopherson
                                        ---------------------------------------
                                        Print Name: Randi R. Christopherson
              [SEAL] NOTARY PUBLIC in and for the State of Washington, residing at Clark Co.
                                        My commission expires: 1-1-2000